SCHWAB STRATEGIC TRUST
Schwab® U.S. REIT ETF
(the fund)
Supplement dated November 7, 2022, to the fund’s currently effective
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and SAI and should be read in conjunction with the Statutory
Prospectus and the SAI.
Effective after market close on March 10, 2022, the fund underwent a 2-for-1 forward share split, which increased the number of shares outstanding and decreased the net asset value (NAV) per share. The share split did not impact returns or change the total value of a shareholder’s investment. The financial highlights table below reflects Per-Share Data that has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022. This supplement amends the fund’s Statutory Prospectus and SAI as follows:
Statutory Prospectus – Under the “Financial Highlights” section: The first paragraph and the financial highlights table are deleted and replaced in their entirety with the following:
This section provides further details about the fund’s financial history for the past five years as well as the most recent fiscal semi-annual period. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information for fiscal years ended February 28, 2018 through February 29, 2020 has been audited by the fund’s prior independent registered public accounting firm. The information for the fiscal years ended February 28, 2021 and February 28, 2022 and the semi-annual period ended August 31, 2022 has been audited by Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual report or semi-annual report, as applicable (see back cover).
Schwab U.S. REIT ETF
	3/1/22 — 8/31/22(1)	3/1/21 — 2/28/22(1)	3/1/20 — 2/28/21(1)	3/1/19 — 2/29/20(1)	3/1/18 — 2/28/19(1)	3/1/17 — 2/28/18(1)
Per-Share Data
Net asset value at beginning of period	$23.30	$19.48	$21.15	$21.65	$18.54	$21.04
Income (loss) from investment operations:
Net investment income (loss)(2)	0.28	0.43	0.42	0.66	0.65	0.60
Net realized and unrealized gains (losses)	(1.87)	3.79	(1.54)	(0.50)	3.17	(2.64)
Total from investment operations	(1.59)	4.22	(1.12)	0.16	3.82	(2.04)
Less distributions:
Distributions from net investment income	(0.18)	(0.40)	(0.55)	(0.66)	(0.71)	(0.46)
Net asset value at end of period	$21.53	$23.30	$19.48	$21.15	$21.65	$18.54
Total return	(6.81%)(3)	21.56%	(4.98%)	0.59%	20.85%	(9.91%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%(4)(5)	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	2.45%(4)	1.81%	2.33%	2.88%	3.17%	2.93%
Portfolio turnover rate(6)	3%(3)	5%	59%	6%	7%	8%
Net assets, end of period (x 1,000,000)	$5,934	$6,648	$4,892	$5,717	$5,127	$3,691

(1)
Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022.

(2)
Calculated based on the average shares outstanding during the period.

(3)
Not annualized.

(4)
Annualized (except for proxy expenses).

(5)
Ratio includes less than 0.005% of non-routine proxy expenses.

(6)
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

SAI – Front Cover: The second paragraph on the front cover is deleted and replaced in its entirety with the following:
The fund’s audited financial statements and the report of the independent registered public accounting firm thereon from the fund’s annual report for the fiscal year ended February 28, 2022, and the fund’s semiannual report for the period ended August 31, 2022, are incorporated by reference into this SAI.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG119450-00 (11/22)
00280219